UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 17, 2006
                                                         -----------------

                            CB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number: 000-51351

            North Carolina                              20-2928613
       (State of incorporation)             (I.R.S. Employer Identification No.)

                             3710 Nash Street North
                        Post Office Box 8189 (Zip 27893)
                        Wilson, North Carolina 27896-1120
                        ---------------------------------
                    (Address of principal executive offices)

                                 (252) 243-5588
              (Registrant's telephone number, including area code)

                                       N/A
                       -----------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            CB FINANCIAL CORPORATION
                            ------------------------

                                      INDEX
                                      -----


                                                                            Page
                                                                            ----

Item 4.01 -     Changes in Registrant's Certifying Accountants                 3

Item 9.01 -     Financial Statements and Exhibits                              3

Signatures                                                                     4

Exhibit Index                                                                  5

Exhibit 99.1    Letter dated November 17, 2006 from Larrowe & Company PLC
                to Securities and Exchange Commission                          6

Item 4.01 - Change in Registrant's Certifying Accountant

On November 17, 2006, the Audit Committee of the Board of Directors of CB Financial Corporation (the "Company") was notified by the Company's independent accountants, Larrowe & Company, PLC ("Larrowe"), that it had merged with the firm of Elliott Davis, LLC ("Elliot Davis"), effective on that date, and that it would no longer operate or provide audit services as a separate entity. At a meeting held on November 20, 2006, the Company's Audit Committee approved the engagement of Elliott Davis, LLC, the successor firm in the merger, to serve as the Company's independent accountants for the fiscal year ended December 31, 2006.

On June 22, 2006, the Company engaged Larrowe as its independent accountants for the fiscal year ended December 31, 2006. During the interim period preceding the Audit Committee's decision to engage Elliott Davis as the Company's new independent accountants, there were no disagreements with Larrowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Larrowe, would have caused Larrowe to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2004 and 2005, and the subsequent interim periods through and including the date of Elliott Davis' appointment as the Company's independent accountants, the Company has not consulted with Elliott Davis on either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any matter that was either the subject of a disagreement or an event as described in
Item 304(a)(1)(iv) of Regulation S-B.

Included as Exhibit 99.1 hereto is Larrowe's letter to the Commission dated November 17, 2006 regarding its review of the statements made by the Registrant herein.

Item 9.01   Financial Statements and Exhibits

      This exhibit is being provided solely for the purpose of providing disclosure pursuant to Item 4.01, Changes in Registrant's Certifying Accountants.

      (99.1) Letter dated November 17, 2006 from Larrowe & Company PLC to
             Securities and Exchange Commission

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CB FINANCIAL CORPORATION


Date: November 20, 2006                     By:/s/ Norman B. Osborn
                                               --------------------
                                            Norman B. Osborn
                                            President and CEO

                                  EXHIBIT INDEX
                                  -------------

    Exhibit No.        Description
    -----------        -----------

       99.1 Letter dated November 17, 2006 from Larrowe & Company PLC to Commission